Exhibit 16

           INVESTMENT PERFORMANCE -- EV CLASSIC ARIZONA TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from July 25, 1991 through July 31, 1995 and for the 1 year period ended July 31, 1995. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                                         VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 07/31/95    ON 07/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF
FUND              07/25/91      $1,341.37      $1,341.37      34.14%      7.58%         34.14%      7.58%

1 YEAR ENDED
07/31/95          07/31/94      $1,064.39      $1,054.39      6.44%       6.44%         5.44%       5.44%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000

 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE

The distribution rate as of 07/31/95 was 4.63% and was calculated by annualizing the most recent dividend distribution ($0.038575360) and dividing the result by the current maximum offering price ($9.51).

The effective distribution rate as of 07/31/95 was 4.73% and was calculated by dividing the distribtion rate by the compounding period (365/32), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:

                                                                 (365/32)
       EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/32))+1] - 1

                                                             Exhibit 16
                   EV CLASSIC ARIZONA TAX FREE FUND
                   TAX EQUIVALENT YIELD CALCULATION

                     For the 30 days ended 7/31/95:

                             Interest Income Earned:            $12,103
 Plus                        Dividend Income Earned:
                                                             ----------
 Equal                                 Gross Income:            $12,103

 Minus                                     Expenses:             $2,980
                                                             ----------
 Equal                        Net Investment Income:             $9,123

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:            257,263
                                                             ----------
 Equal       Net Investment Income Earned Per Share:            $0.0355

                  Net Asset Value Per Share 7/31/95:              $9.51

                                      30 Day Yield*:              4.52%

 Divided by           One minus the Tax Rate of 31%:               0.69
                                                             ----------
 Equal                       Tax Equivalent Yield**:              6.55%

          Divided by one minus a tax rate of 34.59%:             0.6541
                                                             ----------
 Equal                      Tax Equivalent Yield***:              6.91%


 *   Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0355/$9.51)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Arizona tax rate of 34.59%

                                                                      Exhibit 16

                  EV CLASSIC ARIZONA TAX FREE FUND
                         CALCULATION OF YIELD

                     For the 30 days ended 7/31/95:

                            Interest Income Earned:         $12,103
 Plus                       Dividend Income Earned:
                                                         ----------
 Equal                                Gross Income:         $12,103

 Minus                                    Expenses:          $2,980
                                                         ----------
 Equal                       Net Investment Income:          $9,123

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:         257,263
                                                         ----------
 Equal      Net Investment Income Earned Per Share:         $0.0355

          Maximum Offering Price Per Share 7/31/95:           $9.51

                                     30 Day Yield*:           4.52%

 *Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0355/$9.51)+1)-1]

                                                                      Exhibit 16
          INVESTMENT PERFORMANCE -- EV CLASSIC COLORADO TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from August 25, 1992 through July 31, 1995 and for the 1 year period ended July 31, 1995. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                                    VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 07/31/95    ON 07/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF
FUND              08/25/92      $1,174.45      $1,174.45      17.45%      5.64%         17.45%      5.64%

1 YEAR ENDED
07/31/95          07/31/94      $1,058.88      $1,048.88      5.89%       5.89%         4.89%       4.89%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000

 *The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE

The distribution rate as of 07/31/95 was 4.80% and was calculated by annualizing the most recent dividend distribution ($0.038838368) and dividing the result by the current maximum offering price ($9.23).

The effective distribution rate as of 07/31/95 was 4.91% and was calculated by dividing the distribtion rate by the compounding period (365/32), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:

                                                                      (365/32)
           EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/32))+1]   -  1

                                                             Exhibit 16
                       EV CLASSIC COLORADO TAX FREE FUND
                        TAX EQUIVALENT YIELD CALCULATION

                      For the 30 days ended 7/31/95:

                             Interest Income Earned:             $9,829
 Plus                        Dividend Income Earned:
                                                             ----------
 Equal                                 Gross Income:             $9,829

 Minus                                     Expenses:             $2,031
                                                             ----------
 Equal                        Net Investment Income:             $7,798

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:            212,129
                                                             ----------
 Equal       Net Investment Income Earned Per Share:            $0.0368

                  Net Asset Value Per Share 7/31/95:              $9.23

                                      30 Day Yield*:              4.83%

 Divided by           One minus the Tax Rate of 31%:               0.69
                                                             ----------
 Equal                       Tax Equivalent Yield**:              7.00%

          Divided by one minus a tax rate of 34.45%:             0.6555
                                                              ---------
 Equal                      Tax Equivalent Yield***:              7.37%

  *Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0368/$9.23)+1)-1]

 **Assuming a tax rate of 31%

***Assuming a combined federal and Colorado tax rate of 34.45%

                                                         Exhibit 16

                       EV CLASSIC COLORADO TAX FREE FUND
                              CALCULATION OF YIELD

                     For the 30 days ended 7/31/95:

                            Interest Income Earned:          $9,829
 Plus                       Dividend Income Earned:
                                                         ----------
 Equal                                Gross Income:          $9,829

 Minus                                    Expenses:          $2,031
                                                         ----------
 Equal                       Net Investment Income:          $7,798

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:         212,129
                                                         ----------
 Equal      Net Investment Income Earned Per Share:         $0.0368

          Maximum Offering Price Per Share 7/31/95:           $9.23

                                     30 Day Yield*:           4.83%

 *Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0368/$9.23)+1)-1]

                                                                      Exhibit 16
         INVESTMENT PERFORMANCE -- EV CLASSIC CONNECTICUT TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from May 1, 1992 through July 31, 1995 and for the 1 year period ended July 31, 1995. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                                         VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 07/31/95    ON 07/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF
FUND              05/01/92      $1,196.15      $1,196.15      19.62%      5.67%         19.62%      5.67%

1 YEAR ENDED
07/31/95          07/31/94      $1,044.87      $1,034.95      4.49%       4.49%         3.50%       3.50%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after
                                      deducting the CDSC<F1>

Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the
                                      maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after
                                      deducting the CDSC<F2>
                         P         =  an initial investment of $1,000

<F1> The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

<F2> The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE

The distribution rate as of 07/31/95 was 4.77% and was calculated by annualizing the most recent dividend distribution ($0.038400000) and dividing the result by the current maximum offering price ($9.18).

The effective distribution rate as of 07/31/95 was 4.88% and was calculated by dividing the distribtion rate by the compounding period (365/32), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:

                                                                    (365/32)
           EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/32))+1]  -  1

                                                            Exhibit 16
                      EV CLASSIC CONNECTICUT TAX FREE FUND
                        TAX EQUIVALENT YIELD CALCULATION

                      For the 30 days ended 7/31/95:

                             Interest Income Earned:            $22,897
 Plus                        Dividend Income Earned:
                                                             ----------
 Equal                                 Gross Income:            $22,897

 Minus                                     Expenses:             $5,524
                                                             ----------
 Equal                        Net Investment Income:            $17,373

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:            501,210
                                                             ----------
 Equal       Net Investment Income Earned Per Share:            $0.0347

                  Net Asset Value Per Share 7/31/95:              $9.18

                                      30 Day Yield*:              4.57%

 Divided by           One minus the Tax Rate of 31%:               0.69
                                                             ----------
 Equal                       Tax Equivalent Yield**:              6.62%

          Divided by one minus a tax rate of 34.11%:             0.6589
                                                              ---------
 Equal                      Tax Equivalent Yield***:              6.94%

  *Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0347/$9.18)+1)-1]

 **Assuming a tax rate of 31%

***Assuming a combined federal and Connecticut tax rate of 34.11%

                                                         Exhibit 16

                  EV CLASSIC CONNECTICUT TAX FREE FUND
                         CALCULATION OF YIELD

                     For the 30 days ended 7/31/95:

                            Interest Income Earned:         $22,897
 Plus                       Dividend Income Earned:
                                                         ----------
 Equal                                Gross Income:         $22,897

 Minus                                    Expenses:          $5,524
                                                         ----------
 Equal                       Net Investment Income:         $17,373

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:         501,210
                                                         ----------
 Equal      Net Investment Income Earned Per Share:         $0.0347

          Maximum Offering Price Per Share 7/31/95:           $9.18

                                     30 Day Yield*:           4.57%

 *Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0347/$9.18)+1)-1]

                                                                      EXHIBIT 16
          INVESTMENT PERFORMANCE -- EV CLASSIC MICHIGAN TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from April 19, 1991 through July 31, 1995 and for the 1 year period ended July 31, 1995. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                                         VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 07/31/95    ON 07/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF
FUND              04/19/91      $1,306.77      $1,306.77      30.68%      6.44%         30.68%      6.44%

1 YEAR ENDED
07/31/95          07/31/94      $1,055.17      $1,045.17      5.52%       5.52%         4.52%       4.52%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after
                                      deducting the CDSC<F1>

Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the
                                      maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after
                                      deducting the CDSC<F2>
                         P         =  an initial investment of $1,000

<F1> The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

<F2> The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE

The distribution rate as of 07/31/95 was 4.57% and was calculated by annualizing the most recent dividend distribution ($0.037084960) and dividing the result by the current maximum offering price ($9.26).

The effective distribution rate as of 07/31/95 was 4.66% and was calculated by dividing the distribtion rate by the compounding period (365/32), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:

                                                                    (365/32)
           EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/32))+1]   -  1

                                                              Exhibit 16

                   EV CLASSIC MICHIGAN TAX FREE FUND
                    TAX EQUIVALENT YIELD CALCULATION

                      For the 30 days ended 7/31/95:

                             Interest Income Earned:            $22,321
 Plus                        Dividend Income Earned:
                                                             ----------
 Equal                                 Gross Income:            $22,321

 Minus                                     Expenses:             $6,814
                                                             ----------
 Equal                        Net Investment Income:            $15,507

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:            490,262
                                                             ----------
 Equal       Net Investment Income Earned Per Share:            $0.0316

                  Net Asset Value Per Share 7/31/95:              $9.26

                                      30 Day Yield*:              4.13%

 Divided by           One minus the Tax Rate of 31%:               0.69
                                                             ----------
 Equal                      Tax Equivalent Yield **:              5.99%

          Divided by one minus a tax rate of 36.54%:             0.6346
                                                             ----------
 Equal                      Tax Equivalent Yield***:              6.30%

  *Yield is calculated on a bond equivalent rate as follows:
                          6
     2[(($0.0316/$9.26)+1) -1]

 **Assuming a tax rate of 31%

***Assuming a combined federal and Michigan tax rate of 36.54%

                                                                 Exhibit 16
                  EV CLASSIC MICHIGAN TAX FREE FUND
                         CALCULATION OF YIELD

                     For the 30 days ended 7/31/95:

                            Interest Income Earned:         $22,321
 Plus                       Dividend Income Earned:
                                                         ----------
 Equal                                Gross Income:         $22,321

 Minus                                    Expenses:          $6,814

                                                         ----------
 Equal                       Net Investment Income:         $15,507

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:         490,262
                                                         ----------
 Equal      Net Investment Income Earned Per Share:         $0.0316

          Maximum Offering Price Per Share 7/31/95:           $9.26

                                     30 Day Yield*:           4.13%

 *Yield is calculated on a bond equivalent rate as follows:
                         6
     2[(($0.0316/$9.26)+1) -1]

                                                                      EXHIBIT 16
          INVESTMENT PERFORMANCE -- EV CLASSIC MINNESOTA TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from July 29, 1991 through July 31, 1995 and for the 1 year period ended July 31, 1995. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                          VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 07/31/95    ON 07/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF
FUND              07/29/91      $1,261.98      $1,261.98      26.20%      5.97%         26.20%      5.97%

1 YEAR ENDED
07/31/95          07/31/94      $1,044.46      $1,034.53      4.45%       4.45%         3.45%       3.45%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after
                                      deducting the CDSC<F1>

Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the
                                      maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after
                                      deducting the CDSC<F2>
                         P         =  an initial investment of $1,000

<F1> The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

<F2> The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE

The distribution rate as of 07/31/95 was 4.75% and was calculated by annualizing the most recent dividend distribution ($0.038750688) and dividing the result by the current maximum offering price ($9.30).

The effective distribution rate as of 07/31/95 was 4.86% and was calculated by dividing the distribtion rate by the compounding period (365/32), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:

                                                                    (365/32)
           EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/32))+1]   -  1

                                                              Exhibit 16
                       EV CLASSIC MINNESOTA TAX FREE FUND
                        TAX EQUIVALENT YIELD CALCULATION

                      For the 30 days ended 7/31/95:

                             Interest Income Earned:            $18,476
 Plus                        Dividend Income Earned:
                                                             ----------
 Equal                                 Gross Income:            $18,476

 Minus                                     Expenses:             $4,471
                                                             ----------
 Equal                        Net Investment Income:            $14,005

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:            396,224
                                                             ----------
 Equal       Net Investment Income Earned Per Share:            $0.0353

                  Net Asset Value Per Share 7/31/95:              $9.30

                                      30 Day Yield*:              4.60%

 Divided by           One minus the Tax Rate of 31%:               0.69
                                                             ----------
 Equal                      Tax Equivalent Yield **:              6.67%

          Divided by one minus a tax rate of 36.87%:             0.6313
                                                             ----------
 Equal                      Tax Equivalent Yield***:              7.29%


  *Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0353/$9.30)+1)-1]

 **Assuming a tax rate of 31%

***Assuming a combined federal and Minnesota tax rate of 36.87%

                                                                 Exhibit 16
                       EV CLASSIC MINNESOTA TAX FREE FUND
                              CALCULATION OF YIELD

                     For the 30 days ended 7/31/95:

                            Interest Income Earned:         $18,476
 Plus                       Dividend Income Earned:
                                                         ----------
 Equal                                Gross Income:         $18,476

 Minus                                    Expenses:          $4,471

                                                         ----------
 Equal                       Net Investment Income:         $14,005

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:         396,224
                                                         ----------
 Equal      Net Investment Income Earned Per Share:         $0.0353

          Maximum Offering Price Per Share 7/31/95:           $9.30

                                     30 Day Yield*:           4.60%

 *Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0353/$9.30)+1)-1]

                                                                      EXHIBIT 16
         INVESTMENT PERFORMANCE -- EV CLASSIC NEW JERSEY TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from January 8, 1991 through July 31, 1995 and for the 1 year period ended July 31, 1995. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                                         VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 07/31/95    ON 07/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF
FUND              01/08/91      $1,352.10      $1,352.10      35.21%      6.84%         35.21%      6.84%

1 YEAR ENDED
07/31/95          07/31/94      $1,052.00      $1,042.02      5.20%       5.20%         4.20%       4.20%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *

Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000

 *The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE

The distribution rate as of 07/31/95 was 4.92% and was calculated by annualizing the most recent dividend distribution ($0.040065760) and dividing the result by the current maximum offering price ($9.28).

The effective distribution rate as of 07/31/95 was 5.04% and was calculated by dividing the distribtion rate by the compounding period (365/32), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:

                                                                    (365/32)
           EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/32))+1]   -  1

                                                          Exhibit 16
                      EV CLASSIC NEW JERSEY TAX FREE FUND
                        TAX EQUIVALENT YIELD CALCULATION

                      For the 30 days ended 7/31/95:

                             Interest Income Earned:         $17,150
 Plus                        Dividend Income Earned:
                                                             -------
 Equal                                 Gross Income:         $17,150

 Minus                                     Expenses:          $4,073
                                                             -------
 Equal                        Net Investment Income:         $13,077

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:         358,118
                                                             -------
 Equal       Net Investment Income Earned Per Share:         $0.0365

                  Net Asset Value Per Share 7/31/95:           $9.27

                                      30 Day Yield*:           4.77%

 Divided by           One minus the Tax Rate of 31%:            0.69
                                                             -------
 Equal                       Tax Equivalent Yield**:           6.91%

          Divided by one minus a tax rate of 35.54%           0.6696
                                                              ------
 Equal                      Tax Equivalent Yield***:           7.12%


  *Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0365/$9.27)+1)-1]

 **Assuming a tax rate of 31%

***Assuming a combined federal and New Jersey tax rate of 35.54%

                                                     Exhibit 16
                  EV CLASSIC NEW JERSEY TAX FREE FUND
                         CALCULATION OF YIELD

                     For the 30 days ended 7/31/95:

                            Interest Income Earned:     $17,150
 Plus                       Dividend Income Earned:
                                                        -------
 Equal                                Gross Income:     $17,150

 Minus                                    Expenses:      $4,073
                                                        -------
 Equal                       Net Investment Income:     $13,077

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     358,118
                                                        -------
 Equal      Net Investment Income Earned Per Share:     $0.0365

          Maximum Offering Price Per Share 7/31/95:       $9.27

                                     30 Day Yield*:       4.77%

 *Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0365/$9.27)+1)-1]

                                                                      EXHIBIT 16
        INVESTMENT PERFORMANCE -- EV CLASSIC PENNSYLVANIA TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from January 8, 1991 through July 31, 1995 and for the 1 year period ended July 31, 1995. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                          VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 07/31/95    ON 07/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF
FUND              01/08/91      $1,334.07      $1,334.07      33.41%      6.52%         33.41%      6.52%

1 YEAR ENDED
07/31/95          07/31/94      $1,053.98      $1,043.98      5.40%       5.40%         4.40%       4.40%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *

Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000

 *The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE

The distribution rate as of 07/31/95 was 4.88% and was calculated by annualizing the most recent dividend distribution ($0.039276736) and dividing the result by the current maximum offering price ($9.18).

The effective distribution rate as of 07/31/95 was 4.99% and was calculated by dividing the distribtion rate by the compounding period (365/32), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:

                                                                     (365/32)
           EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/32))+1]   -  1
[/TABLE]

                                                                     Exhibit 16
                     EV CLASSIC PENNSYLVANIA TAX FREE FUND
                        TAX EQUIVALENT YIELD CALCULATION

                              For the 30 days ended 7/31/95:

                                     Interest Income Earned:            $13,544
         Plus                        Dividend Income Earned:
                                                                     ----------
         Equal                                 Gross Income:            $13,544

         Minus                                     Expenses:             $3,149
                                                                     ----------
         Equal                        Net Investment Income:            $10,395

         Divided by           Average daily number of shares
                              outstanding that were entitled
                                       to receive dividends:            288,253
                                                                     ----------
         Equal       Net Investment Income Earned Per Share:            $0.0361

                          Net Asset Value Per Share 7/31/95:              $9.18

                                              30 Day Yield*:              4.76%

         Divided by           One minus the Tax Rate of 31%:               0.69
                                                                     ----------
         Equal                       Tax Equivalent Yield**:              6.90%

                  Divided by one minus a tax rate of 38.73%:             0.6127
                                                                     ----------
         Equal                      Tax Equivalent Yield***:              7.77%


  *Yield is calculated on a bond equivalent rate as follows:
                                  6
         2[(($0.0361/$9.18)+1)-1]

 **Assuming a tax rate of 31%

***Assuming a combined federal and Pennsylvania tax rate of 38.73%

                                                                 Exhibit 16
                     EV CLASSIC PENNSYLVANIA TAX FREE FUND
                              CALCULATION OF YIELD

                             For the 30 days ended 7/31/95:

                                    Interest Income Earned:         $13,544
         Plus                       Dividend Income Earned:
                                                                 ----------
         Equal                                Gross Income:         $13,544

         Minus                                    Expenses:          $3,149

                                                                 ----------
         Equal                       Net Investment Income:         $10,395

         Divided by          Average daily number of shares
                             outstanding that were entitled
                                      to receive dividends:         288,253
                                                                 ----------
         Equal      Net Investment Income Earned Per Share:         $0.0361

                  Maximum Offering Price Per Share 7/31/95:           $9.18

                                             30 Day Yield*:           4.76%

 *Yield is calculated on a bond equivalent rate as follows:
                                 6
         2[(($0.0361/$9.18)+1)-1]

                                                                      EXHIBIT 16
            INVESTMENT PERFORMANCE -- EV CLASSIC TEXAS TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from March 24, 1992 through July 31, 1995 and for the 1 year period ended July 31, 1995. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                                         VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 07/31/95    ON 07/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF
FUND              03/24/92      $1,222.46      $1,222.46      22.25%      6.16%         22.25%      6.16%

1 YEAR ENDED
07/31/95          07/31/94      $1,051.56      $1,041.60      5.16%       5.16%         4.16%       4.16%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000

 *The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE

The distribution rate as of 07/31/95 was 5.09% and was calculated by annualizing the most recent dividend distribution ($0.041030144) and dividing the result by the current maximum offering price ($9.19).

The effective distribution rate as of 07/31/95 was 5.21% and was calculated by dividing the distribtion rate by the compounding period (365/32), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:

                                                                     (365/32)
           EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/32))+1]   -  1
[/TABLE]

                                                              Exhibit 16
                         EV CLASSIC TEXAS TAX FREE FUND
                        TAX EQUIVALENT YIELD CALCULATION

                      For the 30 days ended 7/31/95:

                             Interest Income Earned:             $2,221
 Plus                        Dividend Income Earned:
                                                             ----------
 Equal                                 Gross Income:             $2,221

 Minus                                     Expenses:               $440
                                                             ----------
 Equal                        Net Investment Income:             $1,781

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:             50,865
                                                             ----------
 Equal       Net Investment Income Earned Per Share:            $0.0350

                  Net Asset Value Per Share 7/31/95:              $9.22

                                      30 Day Yield*:              4.60%

 Divided by           One minus the Tax Rate of 31%:               0.69
                                                             ----------
 Equal                      Tax Equivalent Yield **:              6.67%


 *Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0350/$9.22)+1)-1]

**Assuming a tax rate of 31%

                                                          Exhibit 16

                         EV CLASSIC TEXAS TAX FREE FUND
                              CALCULATION OF YIELD

                     For the 30 days ended 7/31/95:

                            Interest Income Earned:          $2,221
 Plus                       Dividend Income Earned:
                                                         ----------
 Equal                                Gross Income:          $2,221

 Minus                                    Expenses:            $440
                                                         ----------
 Equal                       Net Investment Income:          $1,781

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:          50,865
                                                         ----------
 Equal      Net Investment Income Earned Per Share:         $0.0350

          Maximum Offering Price Per Share 7/31/95:           $9.22

                                     30 Day Yield*:           4.60%

 *Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0350/$9.22)+1)-1]

                                                                      EXHIBIT 16
          INVESTMENT PERFORMANCE -- EV MARATHON ARIZONA TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from July 25, 1991 through July 31, 1995 and for the 1 year period ended July 31, 1995.

                          VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 07/31/95    ON 07/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF
FUND              07/25/91      $1,353.52      $1,333.52      35.35%      7.82%         33.35%      7.42%

1 YEAR ENDED
07/31/95          07/31/94      $1,066.36      $1,016.36      6.64%       6.64%         1.64%       1.64%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *

Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000

 *The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE

The distribution rate as of 07/31/95 was 4.70% and was calculated by annualizing the most recent dividend distribution ($0.043397280) and dividing the result by the current maximum offering price ($10.53).

The effective distribution rate as of 07/31/95 was 4.80% and was calculated by dividing the distribtion rate by the compounding period (365/32), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:

                                                                     (365/32)
           EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/32))+1]   -  1

                                                            Exhibit 16

                       EV MARATHON ARIZONA TAX FREE FUND
                        TAX EQUIVALENT YIELD CALCULATION

                      For the 30 days ended 7/31/95:

                             Interest Income Earned:           $712,972
 Plus                        Dividend Income Earned:
                                                             ----------
 Equal                                 Gross Income:           $712,972

 Minus                                     Expenses:           $181,235
                                                             ----------
 Equal                        Net Investment Income:           $531,737

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:         13,532,131
                                                             ----------
 Equal       Net Investment Income Earned Per Share:            $0.0393

                  Net Asset Value Per Share 7/31/95:             $10.53

                                      30 Day Yield*:              4.52%

 Divided by           One minus the Tax Rate of 31%:               0.69
                                                             ----------
 Equal                       Tax Equivalent Yield**:              6.55%

          Divided by one minus a tax rate of 34.59%:             0.6541
                                                             ----------
 Equal                      Tax Equivalent Yield***:              6.91%

  *Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0393/$10.53)+1)-1]

 **Assuming a tax rate of 31%

***Assuming a combined federal and Arizona tax rate of 34.59%

                                                        Exhibit 16

                       EV MARATHON ARIZONA TAX FREE FUND
                              CALCULATION OF YIELD

                     For the 30 days ended 7/31/95:

                            Interest Income Earned:        $712,972
 Plus                       Dividend Income Earned:
                                                         ----------
 Equal                                Gross Income:        $712,972

 Minus                                    Expenses:        $181,235
                                                         ----------
 Equal                       Net Investment Income:        $531,737

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:      13,532,131
                                                         ----------
 Equal      Net Investment Income Earned Per Share:         $0.0393

          Maximum Offering Price Per Share 7/31/95:          $10.53

                                     30 Day Yield*:           4.52%

 *Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0393/$10.53)+1)-1]

                                                                      EXHIBIT 16
          INVESTMENT PERFORMANCE -- EV MARATHON COLORADO TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from August 25, 1992 through July 31, 1995 and for the 1 year period ended July 31, 1995.

                                       VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 07/31/95    ON 07/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF
FUND              08/25/92      $1,172.15      $1,132.15      17.22%      5.57%         13.22%      4.33%

1 YEAR ENDED
07/31/95          07/31/94      $1,055.75      $1,005.75      5.57%       5.57%         0.57%       0.57%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *

Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000

 *The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE

The distribution rate as of 07/31/95 was 4.97% and was calculated by annualizing the most recent dividend distribution ($0.043660288) and dividing the result by the current maximum offering price ($10.02).

The effective distribution rate as of 07/31/95 was 5.08% and was calculated by dividing the distribtion rate by the compounding period (365/32), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:

                                                                    (365/32)
           EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/32))+1]   -  1
[/TABLE]

                                                             Exhibit 16
                       EV MARATHON COLORADO TAX FREE FUND
                        TAX EQUIVALENT YIELD CALCULATION

                      For the 30 days ended 7/31/95:

                             Interest Income Earned:           $224,858
 Plus                        Dividend Income Earned:
                                                             ----------
 Equal                                 Gross Income:           $224,858

 Minus                                     Expenses:            $48,168
                                                             ----------
 Equal                        Net Investment Income:           $176,690

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:          4,420,557
                                                             ----------
 Equal       Net Investment Income Earned Per Share:            $0.0400

                  Net Asset Value Per Share 7/31/95:             $10.02

                                      30 Day Yield*:              4.83%

 Divided by           One minus the Tax Rate of 31%:               0.69
                                                             ----------
 Equal                       Tax Equivalent Yield**:              7.00%

          Divided by one minus a tax rate of 34.45%:             0.6555
                                                             ----------
 Equal                      Tax Equivalent Yield***:              7.38%


  *Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0400/$10.02)+1)-1]

 **Assuming a tax rate of 31%

***Assuming a combined federal and Colorado tax rate of 34.45%

                                                          Exhibit 16
                       EV MARATHON COLORADO TAX FREE FUND
                              CALCULATION OF YIELD

                     For the 30 days ended 7/31/95:

                            Interest Income Earned:        $224,858
 Plus                       Dividend Income Earned:
                                                           --------
 Equal                                Gross Income:        $224,858

 Minus                                    Expenses:         $48,168

                                                           --------
 Equal                       Net Investment Income:        $176,690

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:       4,420,557
                                                          ---------
 Equal      Net Investment Income Earned Per Share:         $0.0400

          Maximum Offering Price Per Share 7/31/95:          $10.02

                                     30 Day Yield*:           4.83%

 *Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0400/$10.02)+1)-1]

                                                                      EXHIBIT 16
        INVESTMENT PERFORMANCE -- EV MARATHON CONNECTICUT TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from May 1, 1992 through July 31, 1995 and for the 1 year period ended July 31, 1995.

                                            VALUE OF A $1,000 INVESTMENT

                                 VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 07/31/95    ON 07/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF
FUND              05/01/92      $1,189.77      $1,159.86      18.98%      5.49%         15.99%      4.67%

1 YEAR ENDED
07/31/95          07/31/94      $1,045.46      $995.86        4.55%       4.55%         -0.41%      -0.41%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *

Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000

 *The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE

The distribution rate as of 07/31/95 was 4.89% and was calculated by annualizing the most recent dividend distribution ($0.042783584) and dividing the result by the current maximum offering price ($9.97).

The effective distribution rate as of 07/31/95 was 5.01% and was calculated by dividing the distribtion rate by the compounding period (365/32), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:

                                                                     (365/32)
           EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/32))+1]   -  1

                                                            Exhibit 16
                     EV MARATHON CONNECTICUT TAX FREE FUND
                        TAX EQUIVALENT YIELD CALCULATION

                      For the 30 days ended 7/31/95:

                             Interest Income Earned:           $949,223
 Plus                        Dividend Income Earned:
                                                             ----------
 Equal                                 Gross Income:           $949,223

 Minus                                     Expenses:           $233,040
                                                             ----------
 Equal                        Net Investment Income:           $716,183

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:         19,003,424
                                                             ----------
 Equal       Net Investment Income Earned Per Share:            $0.0377

                  Net Asset Value Per Share 7/31/95:              $9.97

                                      30 Day Yield*:              4.58%

 Divided by           One minus the Tax Rate of 31%:               0.69
                                                             ----------
 Equal                      Tax Equivalent Yield **:              6.64%

          Divided by one minus a tax rate of 34.11%:             0.6589
                                                             ----------
 Equal                      Tax Equivalent Yield***:              6.95%

  *Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0377/$9.97)+1)-1]

 **Assuming a tax rate of 31%

***Assuming a combined federal and Connecticut tax rate of 34.11%

                                                         Exhibit 16
                  EV MARATHON CONNECTICUT TAX FREE FUND
                         CALCULATION OF YIELD

                     For the 30 days ended 7/31/95:

                            Interest Income Earned:        $949,223
 Plus                       Dividend Income Earned:
                                                         ----------
 Equal                                Gross Income:        $949,223

 Minus                                    Expenses:        $233,040
                                                         ----------
 Equal                       Net Investment Income:        $716,183

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:      19,003,424
                                                         ----------
 Equal      Net Investment Income Earned Per Share:         $0.0377

          Maximum Offering Price Per Share 7/31/95:           $9.97

                                     30 Day Yield*:           4.58%

 *Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0377/$9.97)+1)-1]

                                                                      EXHIBIT 16
          INVESTMENT PERFORMANCE -- EV MARATHON MICHIGAN TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from April 19, 1991 through July 31, 1995 and for the 1 year period ended July 31, 1995.

                                        VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 07/31/95    ON 07/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF
FUND              04/19/91      $1,318.06      $1,298.06      31.81%      6.65%         29.81%      6.27%

1 YEAR ENDED
07/31/95          07/31/94      $1,056.07      $1,006.07      5.61%       5.61%         0.61%       0.61%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *

Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000

 *The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE

The distribution rate as of 07/31/95 was 4.83% and was calculated by annualizing the most recent dividend distribution ($0.043397280) and dividing the result by the current maximum offering price ($10.25).

The effective distribution rate as of 07/31/95 was 4.94% and was calculated by dividing the distribtion rate by the compounding period (365/32), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:

                                                                    (365/32)
          EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/32))+1]   -  1
[/TABLE]

                                                              Exhibit 16
                       EV MARATHON MICHIGAN TAX FREE FUND
                        TAX EQUIVALENT YIELD CALCULATION

                      For the 30 days ended 7/31/95:

                             Interest Income Earned:           $922,657
 Plus                        Dividend Income Earned:
                                                             ----------
 Equal                                 Gross Income:           $922,657

 Minus                                     Expenses:           $238,608
                                                             ----------
 Equal                        Net Investment Income:           $684,049

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:         18,230,551
                                                             ----------
 Equal       Net Investment Income Earned Per Share:            $0.0375

                  Net Asset Value Per Share 7/31/95:             $10.25

                                      30 Day Yield*:              4.43%

 Divided by           One minus the Tax Rate of 31%:               0.69
                                                             ----------
 Equal                       Tax Equivalent Yield**:              6.42%

          Divided by one minus a tax rate of 36.54%:             0.6346
                                                             ----------
 Equal                      Tax Equivalent Yield***:              6.98%

  *Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0375/$10.25)+1)-1]

 **Assuming a tax rate of 31%

***Assuming a combined federal and Michigan tax rate of 36.54%

                                                          Exhibit 16
                       EV MARATHON MICHIGAN TAX FREE FUND
                              CALCULATION OF YIELD

                     For the 30 days ended 7/31/95:

                            Interest Income Earned:        $922,657
 Plus                       Dividend Income Earned:
                                                         ----------
 Equal                                Gross Income:        $922,657

 Minus                                    Expenses:        $238,608

                                                         ----------
 Equal                       Net Investment Income:        $684,049

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:      18,230,551
                                                         ----------
 Equal      Net Investment Income Earned Per Share:         $0.0375

          Maximum Offering Price Per Share 7/31/95:          $10.25

                                     30 Day Yield*:           4.43%

 *Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0375/$10.25)+1)-1]

                                                                      EXHIBIT 16
         INVESTMENT PERFORMANCE -- EV MARATHON MINNESOTA TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from July 29, 1991 through July 31, 1995 and for the 1 year period ended July 31, 1995.

                                         VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 07/31/95    ON 07/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF
FUND              07/29/91      $1,246.31      $1,226.41      24.63%      5.64%         22.64%      5.22%

1 YEAR ENDED
07/31/95          07/31/94      $1,044.13      $994.58        4.41%       4.41%         -0.54%      -0.54%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *

Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000

 *The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE

The distribution rate as of 07/31/95 was 4.89% and was calculated by annualizing the most recent dividend distribution ($0.042695904) and dividing the result by the current maximum offering price ($9.95).

The effective distribution rate as of 07/31/95 was 5.01% and was calculated by dividing the distribtion rate by the compounding period (365/32), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:

                                                                    (365/32)
           EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/32))+1]   -  1

                                                              Exhibit 16
                      EV MARATHON MINNESOTA TAX FREE FUND
                        TAX EQUIVALENT YIELD CALCULATION

                      For the 30 days ended 7/31/95:

                             Interest Income Earned:           $400,890
 Plus                        Dividend Income Earned:
                                                             ----------
 Equal                                 Gross Income:           $400,890

 Minus                                     Expenses:           $101,283
                                                             ----------
 Equal                        Net Investment Income:           $299,607

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:          7,968,620
                                                             ----------
 Equal       Net Investment Income Earned Per Share:            $0.0376

                  Net Asset Value Per Share 7/31/95:              $9.95

                                      30 Day Yield*:              4.58%

 Divided by           One minus the Tax Rate of 31%:               0.69
                                                             ----------
 Equal                       Tax Equivalent Yield**:              6.64%

          Divided by one minus a tax rate of 36.87%:             0.6313
                                                             ----------
 Equal                      Tax Equivalent Yield***:              7.24%


  *Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0376/$9.95)+1)-1]

 **Assuming a tax rate of 31%

***Assuming a combined federal and Minnesota tax rate of 36.87%

                                                          Exhibit 16


                  EV MARATHON MINNESOTA TAX FREE FUND
                         CALCULATION OF YIELD

                     For the 30 days ended 7/31/95:

                            Interest Income Earned:        $400,890
 Plus                       Dividend Income Earned:
                                                         ----------
 Equal                                Gross Income:        $400,890

 Minus                                    Expenses:        $101,283
                                                         ----------
 Equal                       Net Investment Income:        $299,607

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:       7,968,620
                                                         ----------
 Equal      Net Investment Income Earned Per Share:         $0.0376

          Maximum Offering Price Per Share 7/31/95:           $9.95

                                     30 Day Yield*:           4.58%

 *Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0376/$9.95)+1)-1]

                                                                     EXHIBIT 16
         INVESTMENT PERFORMANCE -- EV MARATHON NEW JERSEY TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from January 8, 1991 through July 31, 1995 and for the 1 year period ended July 31, 1995.

                                    VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 07/31/95    ON 07/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF
FUND              01/08/91      $1,360.21      $1,340.21      36.02%      6.98%         34.02%      6.63%

1 YEAR ENDED
07/31/95          07/31/94      $1,050.41      $1,000.65      5.04%       5.04%         0.06%       0.06%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *

Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000

 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE

The distribution rate as of 07/31/95 was 5.02% and was calculated by annualizing the most recent dividend distribution ($0.045589056) and dividing the result by the current maximum offering price ($10.36).

The effective distribution rate as of 07/31/95 was 5.14% and was calculated by dividing the distribtion rate by the compounding period (365/32), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:

                                                                    (365/32)
           EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/32))+1]   -  1

                                                             Exhibit 16
                      EV MARATHON NEW JERSEY TAX FREE FUND
                        TAX EQUIVALENT YIELD CALCULATION

                      For the 30 days ended 7/31/95:

                             Interest Income Earned:         $2,114,329
 Plus                        Dividend Income Earned:
                                                             ----------
 Equal                                 Gross Income:         $2,114,329

 Minus                                     Expenses:           $513,788
                                                             ----------
 Equal                        Net Investment Income:         $1,600,541

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:         39,198,461
                                                             ----------
 Equal       Net Investment Income Earned Per Share:            $0.0408

                  Net Asset Value Per Share 7/31/95:             $10.36

                                      30 Day Yield*:              4.78%

 Divided by           One minus the Tax Rate of 31%:               0.69
                                                             ----------
 Equal                       Tax Equivalent Yield**:              6.93%

          Divided by one minus a tax rate of 35.54%              0.6446
                                                             ----------
 Equal                      Tax Equivalent Yield***:              7.42%


 *Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0408/$10.36)+1)-1]

**Assuming a tax rate of 31%

 *** Assuming a combined federal and New Jersey tax rate of 35.54%

                                                         Exhibit 16
                  EV MARATHON NEW JERSEY TAX FREE FUND
                         CALCULATION OF YIELD

                     For the 30 days ended 7/31/95:

                            Interest Income Earned:     $2,114,329
 Plus                       Dividend Income Earned:
                                                        ----------
 Equal                                Gross Income:     $2,114,329

 Minus                                    Expenses:       $513,788
                                                        ----------
 Equal                       Net Investment Income:     $1,600,541

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     39,198,461
                                                        ----------
 Equal      Net Investment Income Earned Per Share:        $0.0408

          Maximum Offering Price Per Share 7/31/95:         $10.36

                                     30 Day Yield*:          4.78%

 *Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0408/$10.36)+1)-1]

                                                                      EXHIBIT 16
        INVESTMENT PERFORMANCE -- EV MARATHON PENNSYLVANIA TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from January 8, 1991 through July 31, 1995 and for the 1 year period ended July 31, 1995.

                                      VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 07/31/95    ON 07/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF
FUND              01/08/91      $1,354.80      $1,334.80      35.48%      6.89%         33.48%      6.54%

1 YEAR ENDED
07/31/95          07/31/94      $1,052.39      $1,002.49      5.24%       5.24%         0.25%       0.25%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *

Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000

 *The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE

The distribution rate as of 07/31/95 was 4.94% and was calculated by annualizing the most recent dividend distribution ($0.044712352) and dividing the result by the current maximum offering price ($10.32).

The effective distribution rate as of 07/31/95 was 5.05% and was calculated by dividing the distribtion rate by the compounding period (365/32), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:

                                                                    (365/32)
           EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/32))+1]   -  1

                                                             Exhibit 16
                     EV MARATHON PENNSYLVANIA TAX FREE FUND
                        TAX EQUIVALENT YIELD CALCULATION

                     For the 30 days ended 7/31/95:

                            Interest Income Earned:         $2,575,675
Plus                        Dividend Income Earned:
                                                            ----------
Equal                                 Gross Income:         $2,575,675

Minus                                     Expenses:           $628,900
                                                            ----------
Equal                        Net Investment Income:         $1,946,775

Divided by           Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:         48,301,824
                                                            ----------
Equal       Net Investment Income Earned Per Share:            $0.0403

                 Net Asset Value Per Share 7/31/95:             $10.32

                                     30 Day Yield*:              4.73%

Divided by           One minus the Tax Rate of 31%:               0.69
                                                            ----------
Equal                       Tax Equivalent Yield**:              6.86%

         Divided by one minus a tax rate of 38.76%:             0.6124
                                                            ----------
Equal                      Tax Equivalent Yield***:              7.72%


  *Yield is calculated on a bond equivalent rate as follows:
                         6
2[(($0.0403/$10.32)+1)-1]

 **Assuming a tax rate of 31%

***Assuming a combined federal and Pennsylvania tax rate of 38.76%

                                                                 Exhibit 16
                     EV MARATHON PENNSYLVANIA TAX FREE FUND
                              CALCULATION OF YIELD

                             For the 30 days ended 7/31/95:

                                    Interest Income Earned:      $2,575,675
         Plus                       Dividend Income Earned:
                                                                 ----------
         Equal                                Gross Income:      $2,575,675

         Minus                                    Expenses:        $628,900

                                                                 ----------
         Equal                       Net Investment Income:      $1,946,775

         Divided by          Average daily number of shares
                             outstanding that were entitled
                                      to receive dividends:      48,301,824
                                                                 ----------
         Equal      Net Investment Income Earned Per Share:         $0.0403

                  Maximum Offering Price Per Share 7/31/95:          $10.32

                                             30 Day Yield*:           4.73%

*Yield is calculated on a bond equivalent rate as follows:
                                 6
         2[(($0.0403/$10.32)+1)-1]

                                                                      Exhibit 16
           INVESTMENT PERFORMANCE -- EV MARATHON TEXAS TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from March 24, 1992 through July 31, 1995 and for the 1 year period ended July 31, 1995.

                                      VALUE OF A $1,000 INVESTMENT

                                 VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 07/31/95    ON 07/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF
FUND              03/24/92      $1,243.71      $1,213.71      24.37%      6.71%         21.37%      5.93%

1 YEAR ENDED
07/31/95          07/31/94      $1,063.58      $1,013.58      6.36%       6.36%         1.36%       1.36%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *

Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000

 *The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE

The distribution rate as of 07/31/95 was 5.12% and was calculated by annualizing the most recent dividend distribution ($0.046115072) and dividing the result by the current maximum offering price ($10.28).

The effective distribution rate as of 07/31/95 was 5.24% and was calculated by dividing the distribtion rate by the compounding period (365/32), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:

                                                                    (365/32)
           EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/32))+1]   -  1

                                                              Exhibit 16


                        EV MARATHON TEXAS TAX FREE FUND
                       TAX EQUIVALENT YIELD CALCULATION

                       For the 30 days ended 7/31/95:

                             Interest Income Earned:           $138,662
 Plus                        Dividend Income Earned:
                                                             ----------
 Equal                                 Gross Income:           $138,662

 Minus                                     Expenses:            $31,201
                                                             ----------
 Equal                        Net Investment Income:           $107,461

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:          2,703,060
                                                             ----------
 Equal       Net Investment Income Earned Per Share:            $0.0398

                  Net Asset Value Per Share 7/31/95:             $10.28

                                      30 Day Yield*:              4.69%

 Divided by           One minus the Tax Rate of 31%:               0.69
                                                             ----------
 Equal                       Tax Equivalent Yield**:              6.80%

 *Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0398/$10.28)+1)-1]

**Assuming a tax rate of 31%

                                                          Exhibit 16
                        EV MARATHON TEXAS TAX FREE FUND
                              CALCULATION OF YIELD

                     For the 30 days ended 7/31/95:

                            Interest Income Earned:        $138,662
 Plus                       Dividend Income Earned:
                                                         ----------
 Equal                                Gross Income:        $138,662

 Minus                                    Expenses:         $31,201
                                                         ----------
 Equal                       Net Investment Income:        $107,461

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:       2,703,060
                                                         ----------
 Equal      Net Investment Income Earned Per Share:         $0.0398

          Maximum Offering Price Per Share 7/31/95:          $10.28

                                     30 Day Yield*:           4.69%

 *Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0398/$10.28)+1)-1]

                                                                      Exhibit 16
       INVESTMENT PERFORMANCE -- EV TRADITIONAL CONNECTICUT TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from May 1, 1992 through July 31, 1995 and for the 1 year period ended July 31, 1995. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                                    VALUE OF A $1,000 INVESTMENT

                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 07/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF
FUND              05/01/92      $962.76        $1,160.72      20.56%      5.92%         16.07%      4.69%

1 YEAR ENDED
07/31/95          07/31/94      $962.82        $1,019.56      5.89%       5.89%         1.96%       1.96%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period

Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***

  *Initial investment less the current maximum sales charge of 3.75%.

 **The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

***The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.

        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE

The distribution rate as of 07/31/95 was 5.49% and was calculated by annualizing the most recent dividend distribution ($0.048835633) and dividing the result by the current maximum offering price ($10.48).

The effective distribution rate as of 07/31/95 was 5.63% and was calculated by dividing the distribtion rate by the compounding period (365/31), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:

                                                                    (365/31)
           EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/31))+1]   -  1

                                                             Exhibit 16
                    EV TRADITIONAL CONNECTICUT TAX FREE FUND
                        TAX EQUIVALENT YIELD CALCULATION

                      For the 30 days ended 7/31/95:

                             Interest Income Earned:             $5,264
 Plus                        Dividend Income Earned:
                                                             ----------
 Equal                                 Gross Income:             $5,264

 Minus                                     Expenses:               $461
                                                             ----------
 Equal                        Net Investment Income:             $4,803

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:            106,803
                                                             ----------
 Equal       Net Investment Income Earned Per Share:            $0.0450

                  Net Asset Value Per Share 7/31/95:             $10.48

                                      30 Day Yield*:              5.21%

 Divided by           One minus the Tax Rate of 31%:               0.69
                                                             ----------
 Equal                       Tax Equivalent Yield**:              7.55%

          Divided by one minus a tax rate of 34.11%:             0.6589
                                                             ----------
 Equal                      Tax Equivalent Yield***:              7.91%


  *Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0450/$10.48)+1)-1]

 **Assuming a tax rate of 31%

***Assuming a combined federal and Connecticut tax rate of 34.11%

                                                         Exhibit 16
                    EV TRADITIONAL CONNECTICUT TAX FREE FUND
                              CALCULATION OF YIELD

                     For the 30 days ended 7/31/95:

                            Interest Income Earned:          $5,264
 Plus                       Dividend Income Earned:
                                                         ----------
 Equal                                Gross Income:          $5,264

 Minus                                    Expenses:            $461

                                                         ----------
 Equal                       Net Investment Income:          $4,803

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:         106,803
                                                         ----------
 Equal      Net Investment Income Earned Per Share:         $0.0450

          Maximum Offering Price Per Share 7/31/95:          $10.48

                                     30 Day Yield*:           5.21%

 *Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0450/$10.48)+1)-1]

                                                                      Exhibit 16
       INVESTMENT PERFORMANCE -- EV TRADITIONAL NEW JERSEY TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from January 8, 1991 through July 31, 1995 and for the 1 year period ended July 31, 1995. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                                     VALUE OF A $1,000 INVESTMENT

                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 07/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF
FUND              01/08/91      $962.06        $1,331.56      38.42%      7.39%         33.16%      6.48%

1 YEAR ENDED
07/31/95          07/31/94      $962.24        $1,025.94      6.62%       6.62%         2.59%       2.59%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period

Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***

  *Initial investment less the current maximum sales charge of 3.75%.

 **The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

***The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.

        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE

The distribution rate as of 07/31/95 was 5.69% and was calculated by annualizing the most recent dividend distribution ($0.050109609) and dividing the result by the current maximum offering price ($10.37).

The effective distribution rate as of 07/31/95 was 5.84% and was calculated by dividing the distribtion rate by the compounding period (365/31), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:

                                                                    (365/31)
           EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/31))+1]   -  1

                                                             Exhibit 16
                    EV TRADITIONAL NEW JERSEY TAX FREE FUND
                        TAX EQUIVALENT YIELD CALCULATION

                      For the 30 days ended 7/31/95:

                             Interest Income Earned:             $7,917
 Plus                        Dividend Income Earned:
                                                             ----------
 Equal                                 Gross Income:             $7,917

 Minus                                     Expenses:               $692
                                                             ----------
 Equal                        Net Investment Income:             $7,225

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:            154,840
                                                             ----------
 Equal       Net Investment Income Earned Per Share:            $0.0467

                  Net Asset Value Per Share 7/31/95:             $10.37

                                      30 Day Yield*:              5.46%

 Divided by           One minus the Tax Rate of 31%:               0.69
                                                             ----------
 Equal                      Tax Equivalent Yield **:              7.91%

          Divided by one minus a tax rate of 35.54%:             0.6446
                                                             ----------
 Equal                      Tax Equivalent Yield***:              8.47%


  *Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0467/$10.37)+1)-1]

 **Assuming a tax rate of 31%

***Assuming a combined federal and New Jersey tax rate of 35.54%

                                                        Exhibit 16
                  EV TRADITIONAL NEW JERSEY TAX FREE FUND
                         CALCULATION OF YIELD

                     For the 30 days ended 7/31/95:

                            Interest Income Earned:         $7,917
 Plus                       Dividend Income Earned:
                                                        ----------
 Equal                                Gross Income:         $7,917

 Minus                                    Expenses:           $692
                                                        ----------
 Equal                       Net Investment Income:         $7,225

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:        154,840
                                                        ----------
 Equal      Net Investment Income Earned Per Share:        $0.0467

          Maximum Offering Price Per Share 7/31/95:         $10.37

                                     30 Day Yield*:          5.46%

 *Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0467/$10.37)+1)-1]

                                                                     Exhibit 16
      INVESTMENT PERFORMANCE -- EV TRADITIONAL PENNSYLVANIA TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from January 8, 1991 through July 31, 1995 and for the 1 year period ended July 31, 1995. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                                      VALUE OF A $1,000 INVESTMENT

                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 07/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF
FUND              01/08/91      $962.39        $1,317.22      36.87%      7.13%         31.72%      6.23%

1 YEAR ENDED
07/31/95          07/31/94      $962.64        $1,014.78      5.41%       5.41%         1.48%       1.48%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period

Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***

  *Initial investment less the current maximum sales charge of 3.75%.

 **The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

***The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.

        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE

The distribution rate as of 07/31/95 was 5.64% and was calculated by annualizing the most recent dividend distribution ($0.049684940) and dividing the result by the current maximum offering price ($10.37).

The effective distribution rate as of 07/31/95 was 5.79% and was calculated by dividing the distribtion rate by the compounding period (365/31), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:

                                                                   (365/31)
          EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/31))+1]   -  1

                                                                     Exhibit 16

                   EV TRADITIONAL PENNSYLVANIA TAX FREE FUND
                        TAX EQUIVALENT YIELD CALCULATION

                              For the 30 days ended 7/31/95:

                                     Interest Income Earned:             $7,338
         Plus                        Dividend Income Earned:
                                                                     ----------
         Equal                                 Gross Income:             $7,338

         Minus                                     Expenses:               $614
                                                                     ----------
         Equal                        Net Investment Income:             $6,724

         Divided by           Average daily number of shares
                              outstanding that were entitled
                                       to receive dividends:            144,221
                                                                     ----------
         Equal       Net Investment Income Earned Per Share:            $0.0466

                          Net Asset Value Per Share 7/31/95:             $10.37

                                              30 Day Yield*:              5.46%

         Divided by           One minus the Tax Rate of 31%:               0.69
                                                                     ----------
         Equal                       Tax Equivalent Yield**:              7.91%

                  Divided by one minus a tax rate of 37.99%:             0.6201
                                                                     ----------
         Equal                      Tax Equivalent Yield***:              8.81%


  *Yield is calculated on a bond equivalent rate as follows:
                                  6
         2[(($0.0466/$10.37)+1)-1]

 **Assuming a tax rate of 31%

***Assuming a combined federal and Pennsylvania tax rate of 37.99%

                                                                 Exhibit 16
                   EV TRADITIONAL PENNSYLVANIA TAX FREE FUND
                              CALCULATION OF YIELD

                             For the 30 days ended 7/31/95:

                                    Interest Income Earned:          $7,338
         Plus                       Dividend Income Earned:
                                                                 ----------
         Equal                                Gross Income:          $7,338

         Minus                                    Expenses:            $614

                                                                 ----------
         Equal                       Net Investment Income:          $6,724

         Divided by          Average daily number of shares
                             outstanding that were entitled
                                      to receive dividends:         144,221
                                                                 ----------
         Equal      Net Investment Income Earned Per Share:         $0.0466

                  Maximum Offering Price Per Share 7/31/95:          $10.37

                                             30 Day Yield*:           5.46%

         *Yield is calculated on a bond equivalent rate as follows:
                                 6
         2[(($0.0466/$10.37)+1)-1]